Accrued expenses and other payables (Details) ¥ in Thousands, $ in Thousands	Mar. 31, 2024 CNY (¥)	Mar. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Accrued expenses and other payables
Payments received on behalf of manachised hotels	¥ 516,107		¥ 441,174
Deposits	67,991		64,672
VAT and other taxes payable	61,950		68,719
Service fee	54,971		64,211
Payable for purchase of property and equipment	34,872		16,079
Others	23,778		29,536
Total	¥ 759,669	$ 105,213	¥ 684,391